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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 1996


                            PATTERSON ENERGY, INC.
- --------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

              Delaware                   0-22664                75-2504748
- --------------------------------    -------------------   ----------------------
  (State of other jurisdiction         (Commission          (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)



    4510 Lamesa Highway, Snyder, Texas                                   79549
  ------------------------------------------                         -----------
 (Address of principal executive offices)                              Zip Code

Registrant's telephone number, including area code:  915-573-1104


                                   No Change
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

         On April 30, 1996, Patterson Energy, Inc. (the "Company") executed Endorsement No. 1 and Amendment No. 1 (collectively referred to as the "Amendments") to the Promissory Note and related Loan Agreement, (collectively referred to as the "Agreements") dated March 15, 1995 existing between and among the Company and The CIT Group/Equipment Financing, Inc. The Amendments effectively amended certain terms and covenants of the Agreements as follows:

o The Company's borrowing capacity was increased from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) provided that 62% of the collateral value (as defined in the Agreements) exceeds such amount;

o The required quarterly consolidated cash flow ratio was changed from 1.5:1.0 to 2.0:1:0;

o The required consolidated tangible net worth was changed from Twelve Million Dollars ($12,000,000) to Thirteen Million Dollars ($13,000,000); and

o The ratio regarding total liabilities to tangible net worth is allowed to be increased by increments of .10 over the actual ratio up to 2.0:1:0 should the Company acquire assets or stock with the proceeds of indebtedness provided by means other than the proceeds of the Agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     EXHIBITS.

        99.1 Endorsement No.1 dated April 30, 1996 to the Promissory Note dated March 14, 1995 among Patterson Energy, Inc. and The CIT Group/Equipment Financing, Inc.

        99.2 Amendment No.1 dated April 30, 1996 to the Loan Agreement dated March 14, 1995 among Patterson Energy, Inc. and The CIT Group/Equipment Financing, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PATTERSON ENERGY, INC.




Date:  May 22, 1996                           /s/ Cloyce A. Talbott
                                              ---------------------------------
                                              Cloyce A. Talbott
                                              Chairman of the Board and
                                              Chief Executive Officer





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                                 EXHIBIT INDEX


Exhibit No.        Exhibit Description
- -----------        -------------------
   99.1             Endorsement No. 1 dated April 30, 1996 to the Promissory
                    Note dated March 14,  1995  among  Patterson Energy,  Inc.
                    and The  CIT  Group/Equipment Financing, Inc.

   99.2 Amendment No. 1 dated April 30, 1996 to the Loan Agreement dated March 14, 1995 among Patterson Energy, Inc. and The
                    CIT Group/Equipment Financing, Inc.





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